UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 31, 2019 (May 28, 2019)
Merck & Co., Inc.
(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

2000 Galloping Hill Road, Kenilworth, NJ (Address of principal executive offices)		07033 (Zip code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock ($0.50 par value)	MRK	New York Stock Exchange
1.125% Notes due 2021	MRK/21	New York Stock Exchange
0.500% Notes due 2024	MRK24	New York Stock Exchange
1.875% Notes due 2026	MRK/26	New York Stock Exchange
2.500% Notes due 2034	MRK/34	New York Stock Exchange
1.375% Notes due 2036	MRK36A	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of Merck & Co., Inc. (the "Company") was held on May 28, 2019.

(b)	Shareholders voted on the matters set forth below:

1.
The following nominees were elected to the Company’s Board of Directors to hold office until the Company’s next Annual Meeting of Shareholders and received the number of votes set forth opposite their names:

Names	Votes For	Votes Against	Abstentions	Broker Non-Votes
Leslie A. Brun	1,818,225,194	84,308,842	16,798,739	366,675,017
Thomas R. Cech, Ph.D.	1,896,272,864	19,899,801	3,160,110	366,675,017
Mary Ellen Coe	1,912,189,027	4,168,976	2,974,772	366,675,017
Pamela J. Craig	1,911,290,126	5,103,244	2,939,405	366,675,017
Kenneth C. Frazier	1,824,295,463	82,327,883	12,709,429	366,675,017
Thomas H. Glocer	1,884,429,818	31,558,843	3,344,114	366,675,017
Rochelle B. Lazarus	1,890,572,049	25,738,145	3,022,581	366,675,017
Paul B. Rothman, M.D.	1,911,194,389	4,957,187	3,181,199	366,675,017
Patricia F. Russo	1,837,493,703	78,792,081	3,046,991	366,675,017
Inge G. Thulin	1,895,923,165	20,214,667	3,194,943	366,675,017
Wendell P. Weeks	1,446,031,031	470,035,623	3,266,121	366,675,017
Peter C. Wendell	1,888,007,552	27,963,263	3,361,960	366,675,017

2.	The proposal to approve, by non-binding advisory vote, the compensation of our Named Executive Officers was approved based on the following number of votes:

Votes For:	1,778,545,606
Votes Against:	133,691,671
Abstentions:	7,095,498
Broker Non-Votes	366,675,017

3.	The proposal to adopt the Company’s 2019 Incentive Stock Plan was approved based on the following number of votes:

Votes For:	1,807,493,022
Votes Against:	105,145,218
Abstentions:	6,694,535
Broker Non-Votes	366,675,017

4.	The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2019 was approved based on the following number of votes:

Votes For:	2,238,519,964
Votes Against:	41,874,433
Abstentions:	5,613,395

5.	The shareholder proposal concerning an independent board chairman was not approved based on the following number of votes:

Votes For:	616,676,564
Votes Against:	1,295,148,810
Abstentions:	7,507,401
Broker Non-Votes	366,675,017

6.	The shareholder proposal concerning executive incentives and stock buybacks was not approved based on the following number of votes:

Votes For:	84,748,579
Votes Against:	1,819,609,075
Abstentions:	14,975,121
Broker Non-Votes	366,675,017

7.	The shareholder proposal requesting a report on the Company’s drug pricing strategies was not approved based on the following number of votes:

Votes For:	551,545,616
Votes Against:	1,345,437,003
Abstentions:	22,350,156
Broker Non-Votes	366,675,017
A majority of the votes cast was required for all seven proposals to be approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 31, 2019

Merck & Co., Inc.

By:	/s/ Faye C. Brown
Name: Faye C. Brown Title: Senior Assistant Secretary